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                                                                   Exhibit 25.01

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                              --------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                    13-5160382
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

ONE WALL STREET
NEW YORK, NEW YORK                                          10286
(Address of principal executive offices)                    (Zip code)

                              --------------------

                                 ACUSPHERE, INC,
               (Exact name of obligor as specified in its charter)

DELAWARE                                                    04-3208947
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

500 ARSENAL STREET
WATERTOWN, MASSACHUSETTS                                       02472
(Address of principal executive offices)                    (Zip code)

                              --------------------

                                 DEBT SECURITIES
                       (Title of the indenture securities)


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Item 1.        GENERAL INFORMATION. Furnish the following information as to the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                    Superintendent of Banks of the State of New York 2 Rector Street
                    New York, NY 10006
                    and Albany, NY 12203

                    Federal Reserve Bank of New York
                    33 Liberty Plaza
                    New York, NY 10045

                    Federal Deposit Insurance Corporation
                    Washington, D.C. 20429

                    New York Clearing House Association
                    New York, NY 10005

               (b)  Whether it is authorized to exercise corporate trust powers.

                    The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.       FOREIGN TRUSTEE.       Not applicable.

Item 16.       LIST OF EXHIBITS.      List below all exhibits filed as a part of
                                      this Statement of Eligibility.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

Exhibit 1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

Exhibit 4. A copy of the existing By-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

                                       -2-
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Exhibit 6.     The consent of the trustee required by Section 321(b) of the Act.
               (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

Exhibit 7. Attached is a copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                       -3-
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                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 23rd day of December, 2004.


                                           THE BANK OF NEW YORK


                                           /s/  Geovanni Barris
                                           -------------------------------------

                                           Name:   Geovanni Barris
                                                 -------------------------------
                                           Title:  Vice President
                                                  ------------------------------

                                       -4-
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                                    EXHIBIT 7


                       CONSOLIDATED REPORT OF CONDITION OF

                              THE BANK OF NEW YORK

                     of One Wall Street, New York, NY 10286
                     and Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                    Dollar Amounts
                                                                                     in Thousands
                                                                                     ------------
  ASSETS
  Cash and balances due from depository institutions:
       Noninterest-bearing balances and currency and coin                            $  2,954,963
       Interest-bearing balances                                                       10,036,895
  Securities:
       Held-to-maturity securities                                                      1,437,899
       Available-for-sale securities                                                   20,505,806
  Federal funds sold and securities purchased under agreements to resell:
       Federal funds sold in domestic offices                                           5,482,900
       Securities purchased under agreements to resell                                    838,105
  Loans and lease financing receivables:
       Loans and leases held for sale                                                      48,034
       Loans and leases, net of unearned income                                        38,299,913
       LESS: Allowance for loan and lease losses                                          594,926
       Loans and leases, net of unearned income and allowance                          37,704,987
  Trading Assets                                                                        2,986,727
  Premises and fixed assets (including capitalized leases)                                957,249
  Other real estate owned                                                                     374
  Investments in unconsolidated subsidiaries and associated companies                     246,280
  Customers' liability to this bank on acceptances outstanding                            251,948
  Intangible assets
       Goodwill                                                                         2,699,812
       Other intangible assets                                                            755,311
  Other assets                                                                          7,629,093
                                                                                     ------------

  Total assets                                                                       $ 94,536,383
                                                                                     ============

  LIABILITIES
  Deposits:
       In domestic offices                                                           $ 36,481,716
           Noninterest-bearing                                                         15,636,690
           Interest-bearing                                                            20,845,026
       In foreign offices, Edge and Agreement subsidiaries, and IBFs                   25,163,274
           Noninterest-bearing                                                            413,981
           Interest-bearing                                                            24,749,293
  Federal funds purchased and securities sold under agreements to repurchase:
       Federal funds purchased in domestic offices                                        898,340
       Securities sold under agreements to repurchase                                     721,016
  Trading liabilities                                                                   2,377,862
  Other borrowed money                                                                 10,475,320
       (includes mortgage indebtedness and obligations under capitalized leases)
  Bank's liability on acceptances executed and outstanding                                254,569
  Subordinated notes and debentures                                                     2,422,807

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
  Other liabilities                                                                     7,321,226
                                                                                     ------------

  Total liabilities                                                                  $ 86,116,130
                                                                                     ============
  Minority interest in consolidated subsidiaries                                          139,967

  EQUITY CAPITAL
  Perpetual preferred stock and related surplus                                                 0
  Common stock                                                                          1,135,284
  Surplus (exclude all surplus related to preferred stock)                              2,082,308
  Retained earnings                                                                     5,188,989
  Accumulated other comprehensive income                                                  (56,295)
  Other equity capital components                                                               0
  Total equity capital                                                                  8,280,286
                                                                                     ------------

  Total liabilities, minority interest, and equity capital                           $ 94,536,383
                                                                                     ============

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                          Thomas J. Mastro
                                        Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Hassell
RenyiGerald L.
Alan R. Griffith                                              Directors